FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 14(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       September 30, 1997
                                                --------------------------------


                        INTERNATIONAL LEISURE HOSTS, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Wyoming                        0-3858                   86-0224163
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(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)            Identification No.)



          1702 E. Highland Avenue, Suite 312
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          Phoenix, Arizona                                               85016
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         (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:         (602) 266-0001
                                                   -----------------------------

   N/A
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          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant


         The Company has been informed that certain shareholders, Anthony J. Nicoli Trust dated August 25, 1992, the 1978 Nicoli Children's Trust dated November 3, 1978, the A.J. Nicoli Charitable Trust dated September 11, 1968, the Elizabeth A. Nicoli 1974 Children's Trust for the benefit of Joseph P. Nicoli dated December 12, 1974, the Elizabeth A. Nicoli 1974 Children's Trust for the benefit of Susan Walker dated December 12, 1974, the Elizabeth A. Nicoli 1974 Children's Trust for the benefit of Toni Jo Nicoli dated December 12, 1974, the Jennifer J. Fisher Stock Trust dated December 27, 1976, the Jennifer J. Walker Irrevocable Trust dated December 31, 1992, and the Shawn D. Walker Irrevocable Trust dated December 31, 1992, entered into a Stock Purchase Agreement with Robert L. Walker on September 30, 1997. These shareholders have agreed to sell an aggregate of 471,669 (68%) common shares for a total purchase price of approximately $3,500,000. Common shares totaling 67,381 (10%) were purchased for approximately $500,000 at the signing of the agreement and the balance of the purchase is subject to National Park Service approval and other contractual conditions relating to the National Park Service. The closing of this transaction is anticipated in March 1998.

         The Company elected Robert L. Walker as President and Michael P. Perikly as Treasurer and Chief Financial Officer as of September 30, 1997. These appointments were in conjunction with the Stock Purchase Agreement.

Item 7. Financial Statements and Exhibits.

         (1) Exhibits. See the Exhibit Index, which is incorporated herein by reference, immediately following the Signature page to this Report.

         (2)      Financial Statements.  None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERNATIONAL LEISURE HOSTS, LTD.
                                        (Registrant)



Dated: October 21, 1997                 By* /s/ F. Ray Evarts
                                            ------------------------------------

                                           F. Ray Evarts
                                           -------------------------------------
                                           Secretary
                                           -------------------------------------
                                                        *Print name and title of
                                                             the signing officer
                                                             under his/her
                                                             signature.

                                  EXHIBIT INDEX


   Exhibit No.                           Description of Exhibit
------------------    ----------------------------------------------------------
        *              Stock Purchase Agreement dated September 23, 1997


* Incorporated by reference to Exhibit to Schedule 13D filed by Robert L. Walker on October 9, 1997, as amended, with respect to the Securities of the Issuer.